SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


              Date  of  Report   (date of earliest event reported):
                              September 15, 2000



                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-9466                                13-3216325
      (Commission File Number)            (IRS Employer Identification No.)

      3 World Financial Center
         New York, New York                             10285
       (Address of principal                         (Zip Code)
         executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

4.01 Calculation Agency Agreement, dated as of September 15, 2000, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 10 Uncommon Values Index Structured Equity Securities Notes Due 2001.

4.02 Global Security representing $9,150,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index Structured Equity Securities Notes Due 2001.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEHMAN BROTHERS HOLDINGS INC.



                                     By:      /s/ Barrett S. DiPaolo
                                            ------------------------------------
                                                  Barrett S. DiPaolo
                                                  Vice President





Date:  September 20, 2000

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit



4.01 Calculation Agency Agreement, dated as of September 15, 2000, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 10 Uncommon Values Index Structured Equity Securities Notes Due 2001.

4.01 Global Security representing $9,150,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index Structured Equity Securities Notes Due 2001.

                                                                   EXHIBIT 4.01



                          CALCULATION AGENCY AGREEMENT
       (10 Uncommon Values(R)Index Structured Equity Securities Notes Due 2001)


 AGREEMENT, dated as of September 15, 2000, between Lehman Brothers Holdings Inc. (the Company") and Lehman Brothers Inc., as Calculation Agent.
                  WHEREAS, the Company has authorized the issuance of $9,150,000 aggregate principal amount of 10 Uncommon Values(R) Index Structured Equity Securities Notes Due 2001, which will be issued in denominations of $100,000 and whole multiples of $1,000 in excess of $100,000 (the "Securities");
                  WHEREAS, the Securities will be issued under an Indenture Agreement dated as of September 1, 1987, between the Company and Citibank, N.A., as Trustee (the "Trustee"), as supplemented and amended by supplemental indentures dated as of November 25, 1987, November 27, 1990, September 13, 1991, October 4, 1993, October 1, 1995, and June 26, 1997, and incorporating Standard Multiple Series Indenture Provisions dated July 30, 1987, as amended November 16, 1987 (collectively, the "Indenture"); and
                  WHEREAS, the Company requests the Calculation Agent to perform certain services described herein in connection with the Securities;
                  NOW THEREFORE, the Company and the Calculation Agent agree as follows:
                  1. Appointment of Agent. The Company hereby appoints Lehman Brothers Inc. as Calculation Agent and Lehman Brothers Inc. hereby accepts such appointment as the Company's agent for the purpose of performing the services hereinafter described upon the terms and subject to the conditions hereinafter mentioned.



                2. Calculations and Information Provided. In response to a request made by the Trustee for a determination of the Payment Amount due at Stated Maturity of the Securities,
 the  Calculation  Agent shall determine the Payment   Amount  due  at  Stated
Maturity and notify the Trustee of its determination. The Calculation Agent shall also be responsible for (a) the determination of the Index Level on the Valuation Date; (b) determining under various circumstances if any adjustments to the 10 Uncommon Values Index and/or the Multipliers should be made; and (c) whether a Market Disruption Event has occurred. The Calculation Agent shall notify the Trustee of any such adjustment or if a Market Disruption Event has occurred. In addition, the Calculation Agent shall provide information to the American Stock Exchange ("AMEX") that is necessary for the AMEX's daily calculation and dissemination of the level of the 10 Uncommon Values Index if the AMEX is unable to obtain such information. Annex A hereto sets forth the procedures the Calculation Agent will use to determine the information described in this Section 2.
                  3. Calculations. Any calculation or determination by the Calculation Agent pursuant hereto shall (in the absence of manifest error) be final and binding. Any calculation made by the Calculation Agent hereunder shall, at the Trustee's request,be made available at the Corporate Trust Office.

                  4. Fees and Expenses. The Calculation Agent shall be entitled to reasonable compensation for all services rendered by it as agreed to between the Calculation Agent and the Company.

                  5. Terms and Conditions. The Calculation Agent accepts its obligations herein set out upon the terms and conditions hereof, including the following, to all of which the Company agrees:


                      (i) in acting under this Agreement, the Calculation Agent is acting solely as an independent expert and not as agent of the Company and does not assume any obligation toward, or any relationship of agency or trust for or with, any of the holders of the Securities;

                     (ii) unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company or the Trustee made or given under any provision of this Agreement shall be sufficient if signed by any person who the Calculation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Company or the Trustee, as the case may be;

                    (iii) the Calculation Agent shall be obliged to perform only such duties as are set out specifically herein and any duties necessarily incidental thereto;

                     (iv) the Calculation Agent, whether acting for itself or in any other capacity, may become the owner or pledgee of Securities with the same rights as it would have had if it were not acting hereunder as Calculation Agent; and

                      (v)  the  Calculation   Agent  shall  incur  no  liability
         hereunder except for loss sustained by reason of its gross negligence or wilful misconduct.

                  6. Resignation; Removal; Successor. (a) The Calculation Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Calculation Agent and acceptance of such appointment by such successor Calculation Agent, as hereinafter provided. The Calculation Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent. In the event a successor Calculation Agent has not been appointed and has not accepted its duties within 90 days of the Calculation Agent's notice of resignation, the Calculation Agent may apply to any court of competent jurisdiction for the designation of a successor Calculation Agent.

                  (b) In case at any time the Calculation Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Calculation Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Calculation Agent shall be appointed by the Company by an instrument in writing, filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment, the Calculation Agent so superseded shall cease to be Calculation Agent hereunder.
                  (c) Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, to the Company and to the Trustee an instrument accepting such appointment hereunder and agreeing to be bound by the terms hereof, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Calculation Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Calculation Agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as Calculation Agent hereunder.

                  (d) Any corporation into which the Calculation Agent hereunder may be merged or converted or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Calculation Agent shall be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  7. Certain Definitions. Terms not otherwise defined herein or in Annex A hereto are used herein as defined in the Indenture or the Securities.
                  8. Indemnification. The Company will indemnify the Calculation Agent against any losses or liability which it may incur or sustain in connection with its appointment or the exercise of its powers and duties hereunder except such as may result from the gross negligence or wilful misconduct of the Calculation Agent or any of its agents or employees. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Company for or in respect of any action taken or suffered to be taken in good faith by the Calculation Agent in reliance upon written instructions from the Company.

                  9. Notices. Any notice required to be given hereunder shall be delivered in person, sent (unless otherwise specified in this Agreement) by letter, telex or facsimile transmission or communicated by telephone (confirmed in a writing dispatched within two Business Days), (a) in the case of the Company, to it at Three World Financial Center, New York, New York 10285
(facsimile:  (212)  526-3772)  (telephone:  (212)  526-4841),  Attention:  Legal
Counsel, (b) in the case of the Calculation Agent, to it at Three World Financial Center, 200 Vesey Street, New York, New York 10285-0600 (facsimile:
(212) 526-2755) (telephone: (212) 526-0900), Attention: Equity Derivatives Trading and (c) in the case of the Trustee, to it at 111 Wall Street, 5th Floor, New York, New York 10043 (facsimile: (212) 657-3836) (telephone: (212) 657-7805), Attention: Corporate Trust Department or, in any case, to any other address or number of which the party receiving notice shall have notified the party giving such notice in writing. Any notice hereunder given by telex, facsimile or letter shall be deemed to be served when in the ordinary course of transmission or post, as the case may be, it would be received.

                  10. Governing Law. This Agreement shall be governed by and continued in accordance with the laws of the State of New York.

                  11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
                  12. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto and their successors and assigns, and no other person shall acquire or have any rights under or by virtue hereof.

                            [Signature page follows]

                  IN WITNESS WHEREOF, this Calculation Agency Agreement has been entered into as of the day and year first above written.

                               LEHMAN BROTHERS HOLDINGS INC.,
                                 as the Company



                               By:        /s/ Barrett S.DiPaolo
                                  -----------------------------------------
                                     Name:  Barrett S. DiPaolo
                                   Title:  Vice President



                               LEHMAN BROTHERS INC.,
                                 as Calculation Agent



                               By:       /s/ Barrett S.DiPaolo
                                  -----------------------------------------
                                     Name:  Barrett S. DiPaolo
                                    Title:  Vice President

                                     ANNEX A


         I.       10 Uncommon Values Index.
                  ------------------------

         Each year, the Investment Policy Committee of Lehman Brothers Inc., with the assistance of its Equity Research Department, selects a portfolio of 10 common stocks that appear to be unusually attractive and not yet recognized as such by the market (the "10 Uncommon Values").

         The "10 Uncommon Values Index" represented on June 29, 2000 an equal dollar-weighted portfolio of the common stocks of the ten companies underlying the 10 Uncommon Values, as adjusted by certain extraordinary corporate events involving the issuers of the Index Securities as described herein.

         II.      Determination of the Payment Amount.
                  -----------------------------------

         The Calculation Agent shall determine the Index Level on the Valuation Date, and the Payment Amount payable for each Security.

         The amount payable at Stated Maturity for each $1,000 principal amount of Securities (the "Payment Amount") shall equal to the lesser of (a) $1,133 and
(b) the Alternative Redemption Amount. The Alternative Redemption Amount, for each $1,000 principal amount of the Securities, is equal to $133 plus the product of (x) $1,000 and (y) the Index Level of the 10 Uncommon Values Index on the Valuation Date, subject to the provisions of clause (iv) of the definition of "Closing Price", divided by 90.

         III.     Multipliers.
                  -----------

         The Multiplier relating to each Index Security is the number of shares (including fractional shares, expressed as a decimal) of such Index Security included in the 10 Uncommon Values Index. The Multipliers for each Index Security as of September 15, 2000 are:


     Issuer                                            Multiplier

     Agilent Technologies, Inc.................               0.128191

     BEA Systems, Inc..........................               0.217762

     Cendant Corporation.......................               0.686238

     Gemstar International Group Limited.......               0.176994

     Hewlett-Packard Company...................               0.081888

     Juniper Networks, Inc.....................               0.071361

     Eli Lilly and Company.....................               0.105385

     Micron Technology, Inc....................               0.112107

     Nortel Networks Corporation...............               0.145956

     Tellabs, Inc..............................               0.144504

         The Multipliers with respect to each Index Security shall remain constant unless adjusted for certain extraordinary corporate events as described below. Each Multiplier shall be rounded at the Calculation Agent's discretion.

         IV.    Adjustments to the Multipliers and the 10 Uncommon Values Index.

         Adjustments to a Multiplier and the 10 Uncommon Values Index shall be made in the following circumstances. For purposes of these adjustments, except as noted below, American Depository Receipts ("ADRs") are treated like common stock if a comparable adjustment to the foreign shares underlying the ADRs is made pursuant to the terms of the depository agreement for the ADRs or if the holders of ADRs are entitled to receive property in respect of the underlying foreign share.

         A. If an Index Security is subject to a stock split or reverse stock split, then once the split has become effective, the Multiplier relating to the Index Security shall be adjusted. The Multiplier shall be adjusted to equal the product of the number of shares outstanding of the Index Security after the split with respect to each share of such Index Security immediately prior to effectiveness of the split and the prior Multiplier.

         B. If an Index Security is subject to an extraordinary stock dividend or extraordinary stock distribution that is given equally to all holders of shares, then once the Index Security is trading ex-dividend, the Multiplier for such Index Security shall be increased by the product of the number of shares of such Index Security issued with respect to one share of such Index Security and the prior Multiplier.

         C. If the issuer of an Index Security, or if an Index Security is an ADR, the foreign issuer of the underlying foreign share is being liquidated or dissolved or is subject to a proceeding under any applicable bankruptcy, insolvency or other similar law, such Index Security shall continue to be included in the 10 Uncommon Values Index so long as the primary exchange, trading system or market is reporting a market price for the Index Security. If a market price, including a price on a bulletin board service, is no longer available for an Index Security, then the value of the Index Security shall equal zero for so long as no market price is available, and no attempt shall be made to find a replacement stock or increase the level of the 10 Uncommon Values Index to compensate for the deletion of such Index Security.

         D. If the issuer of an Index Security, or if an Index Security is an ADR, the foreign issuer of the underlying foreign share, has been subject to a merger or consolidation and is not the surviving entity and holders of the Index Security are entitled to receive cash, securities, other property or a combination thereof in exchange for the Index Security, then the following shall be included in the 10 Uncommon Values Index:

                  1. To the extent cash is received, the 10 Uncommon Values Index shall include the amount of the cash consideration at the time holders are entitled to receive the cash consideration (the "M&A Cash Component"), plus accrued interest. Interest shall accrue beginning the first London Business Day after the day that holders are entitled to receive the cash consideration until the next Announcement Day (the "M&A Cash Component Interest Accrual Period"). Interest shall accrue on the M&A Cash Component at a rate equal to the London Interbank Offered Rate ("LIBOR") with a term corresponding to the M&A Cash Component Interest Accrual Period.

                  2. To the extent that equity securities that are traded or listed on an exchange, trading system or market are received, once the exchange for the new securities has become effective, the former Index Security shall be removed from the 10 Uncommon Values Index and the new security shall be added to the 10 Uncommon Values Index as a new Index Security. The Multiplier for the new Index Security shall equal the product of the last value of the Multiplier of the original Index Security and the number of securities of the new Index Security exchanged with respect to one share of the original Index Security.

                  3. To the extent that equity securities that are not traded or listed on an exchange, trading system or market or non-equity securities or other property (other than cash) are received, the Calculation Agent shall determine the "Fair Market Value" of the securities or other property received based on the Average Execution Price. The 10 Uncommon Values Index shall include an amount of cash equal to the product of the Multiplier of the Index Security and the Fair Market Value (the "M&A Sale Component"). The 10 Uncommon Values Index shall also include accrued interest on the M&A Sale Component. Interest shall accrue beginning the first London Business Day after the day that an affiliate of Holdings sells the securities or other property used to hedge Holdings' obligations under the Securities until the next Announcement Day (the "M&A Sale Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to the M&A Sale Component Interest Accrual Period.

         E. If all of an Index Security of an issuer is converted into or exchanged for the same or a different number of shares of any class or classes of common stock other than the Index Security, whether by capital reorganization, recapitalization or reclassification or otherwise, then, once the conversion has become effective, the former Index Security shall be removed from the 10 Uncommon Values Index and the new common stock shall be added to the 10 Uncommon Values Index as a new Index Security. The Multiplier for each new Index Security shall equal the product of the last value of the Multiplier of the original Index Security and the number of shares of the new Index Security issued with respect to one share of the original Index Security.

         F. If the issuer of an Index Security issues to all of its shareholders common stock or another equity security that is traded or listed on an exchange, trading system or market of an issuer other than itself, then the new common stock or other equity security shall be added to the 10 Uncommon Values Index as a new Index Security. The multiplier for the new Index Security shall equal the product of the last value of the Multiplier with respect to the original Index Security and the number of shares of the new Index Security with respect to one share of the original Index Security.

         G. If an ADR is no longer listed or admitted to trading on a United States securities exchange or trading system registered under the Securities Exchange Act or is no longer a security quoted on the NASDAQ Stock Market, Inc. then the foreign share underlying the ADR shall be deemed added to the 10 Uncommon Values Index as a new Index Security. The initial Multiplier for that new Index Security shall equal the last value of the Multiplier for the ADR multiplied by the number of underlying foreign shares represented by a single ADR.

         H. If an Index Security is subject to an extraordinary dividend or an extraordinary distribution, including upon liquidation or dissolution, of cash, equity securities that are not traded or listed on an exchange, trading system or market, non-equity securities or other property of any kind which is received equally by all holders of such Index Security, then the 10 Uncommon Values Index shall include the following:

                  1. To the extent cash is entitled to be received, the 10 Uncommon Values Index shall include on each day after the time that the Index Security trades ex-dividend until the date the cash consideration is entitled to be received, the present value of the cash to be received, discounted at a rate equal to LIBOR, with a term beginning that day and ending on the date that the cash is entitled to be received (the "PV Extraordinary Cash Component"). When the cash consideration is received, the PV Extraordinary Cash Component will be deleted from the 10 Uncommon Values Index and the 10 Uncommon Values Index shall include the amount of the cash consideration (the "Extraordinary Cash Component"), plus accrued interest. Interest shall accrue on the Extraordinary Cash Component beginning the first London Business Day after the day that holders are entitled to receive the Extraordinary Cash Component until the next Announcement Day (the "Extraordinary Cash Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to the Extraordinary Cash Component Interest Accrual Period.

                  2. To the extent that equity securities that are not traded or listed on an exchange, trading system or market or non-equity securities or other property (other than cash) is received, the Calculation Agent shall determine the fair market value of the securities or other property received based on the Average Execution Price and the 10 Uncommon Values Index shall include an amount of cash equal to the product of the Multiplier of the Index Security and the fair market value (the "Extraordinary Sale Component"). The 10 Uncommon Values Index shall also include accrued interest on the Extraordinary Sale Component. Interest shall accrue beginning the first London Business Day after the day that an affiliate of Holdings sells the securities or other property used to hedge Holdings' obligations under the Securities until the next Announcement Day (the "Extraordinary Sale Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to Extraordinary Sale Component Interest Accrual Period.

         The  payment  of an  ordinary  cash  dividend  by an issuer of an Index
Security from current income or retained earnings shall not result in an adjustment to the Multiplier.

         No adjustments of any Multiplier of an Index Security shall be required unless the adjustment would require a change of at least .1% (.001) in the Multiplier then in effect. The Multiplier resulting from any of the adjustments specified above shall be rounded at the Calculation Agent's discretion.

         V Determination of Daily Level of the 10 Uncommon Values.

         If the AMEX is unable to obtain certain information necessary for its daily calculation and dissemination of the level of the 10 Uncommon Values Index, the Calculation Agent shall provide the necessary information as follows below.

         In order to determine the value of an Index Security that is listed on a non-United States exchange, trading system or market (the "Foreign Value"), the Calculation Agent shall, once per Trading Day, value the Index Security using the most recent sales price of such Index Security available from the primary exchange, trading system or market in the Index Security's home market, quoted as of the Close of Trading.

     In order to convert the Foreign Value into U.S. dollars, the Calculation Agent shall use the Official W.M. Reuters Spot Closing Rate. If there are several quotes for the Official W.M. Reuters Spot Closing Rate, the first quoted rate starting at 11:00 A.M. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 A.M., New York City time, the Foreign Value shall be determined using the last available U.S. dollar cross-rate quote before 11:00 A.M., New York City time. In order to determine the value of an Index Security that is listed or quoted on a bulletin board service, the Calculation Agent shall use the average of the midpoint of the bid and ask prices provided by three market makers in that Index Security. The Calculation Agent shall obtain the bid and ask prices promptly upon the opening of trading on that Trading Day at 9:30 A.M., New York City time or at such other time as the Calculation Agent determines.

         The Calculation Agent shall provide AMEX with the value of the M&A Cash Component, the M&A Sale Component, the PV Extraordinary Cash Component, the Extraordinary Cash Component and the Extraordinary Sale Component as soon as such values are available. The Calculation Agent shall, once per Trading Day, provide AMEX with the interest accrued on the Cash Included in the 10 Uncommon Values Index.

         VI       Definitions.
                  -----------

         Set forth below are some of the terms used in this Annex A to the Calculation Agent Agreement.

                  "ADRs" shall have the meaning assigned thereto in paragraph 4.

                  "Alternative Redemption Amount" shall mean, for each $1,000 principal amount of the Securities, the amount of (a) $133 plus (b) the product of (x) $1,000 and (y) the Index Level of the 10 Uncommon Values Index on the Valuation Date, subject to the provisions of clause (iv) of the definition of "Closing Price", divided by 90.

                  "AMEX" shall mean the American Stock Exchange.

                  "Average Execution Price" for a security or other property shall mean the average execution price that an affiliate of the Company receives or pays for such security or property, as the case may be, to hedge the Company's obligations under the Securities.

                   "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which either the NYSE or the AMEX is not open for securities trading or commercial banks in New York City are authorized or required by law or executive order to remain closed.

                  "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Index Level and the Payment Amount, which term shall, unless the context otherwise requires, include its successors and assigns. The initial Calculation Agent is Lehman Brothers Inc.

                  "Cash Included in the 10 Uncommon Values Index" shall mean the M&A Cash Component, the M&A Sale Component, the PV Extraordinary Cash Component, the Extraordinary Cash Component, the Extraordinary Sale Component, and interest accrued thereon as provided for herein.

                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing  Price"  means  the  following,   determined  by  the
Calculation Agent based on information reasonably available to it:

                  1 If the Index Security is listed on a United States national securities exchange or trading system or is a NASDAQ Stock Market, Inc. security, the last reported sale price at the Close of Trading, regular way, on such day, on the primary securities exchange registered under the Securities Exchange Act of 1934 on which such Index Security is listed or admitted to trading or NASDAQ Stock Market, Inc., as the case may be.

                  2 If the Index Security is listed on a non-United States securities exchange, trading system (other than a bulletin board) or market, the last reported sale price at the Close of Trading, regular way, on such day, on the primary exchange, trading system or market on which such Index Security is listed or admitted to trading, as the case may be. The Closing Price shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

               3 If the Index Security is not listed on a national securities exchange or trading system or is not a NASDAQ Stock Market, Inc. security, and is listed or traded on a bulletin board, the Average
          Execution Price of the Index Security. If such Index Security is listed or traded on a non-United States bulletin board, the Closing Price will then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

                  4 If a Market Disruption Event has occurred for an Index Security on a day on which the Closing Price for such Index Security is to be calculated, the Closing Price for such Index Security shall initially be determined using the Closing Price for such Index Security on the next preceding Trading Day on which a Market Disruption Event did not occur. Once the Market Disruption Event has ceased, the Closing Price of such Index Security shall then be adjusted to equal the Average Execution Price of the Index Security.

                  "Extraordinary Cash Component" shall have the meaning assigned thereto in paragraph IV.(H)1.

                  "Extraordinary Cash Component Interest Accrual Period" shall have the meaning assigned thereto in paragraph IV.(H)1.

                  "Extraordinary Sale Component" shall have the meaning assigned thereto in paragraph IV.(H)2.

                  "Extraordinary Sale Component Interest Accrual Period" shall have the meaning assigned thereto in paragraph IV.(H)2.

                  "Foreign Value" shall have the meaning assigned thereto in paragraph 5.

                  "Index Level", when used with respect to the Valuation Date shall equal the sum of (a) the sum of the products of the Closing Prices and the applicable Multipliers for each Index Security for which a Market Disruption Event does not occur on the Valuation Date, (b) if a Market Disruption Event occurs for an Index Security on the Valuation Date, the product of the Closing Price for such Index Security and the Multiplier for such Index Security and (c) any Cash included in the 10 Uncommon Values Index on the Valuation Date.

                  "Index Securities" shall mean the securities included in the 10 Uncommon Values Index from time to time.

                  "M&A Cash Component" shall have the meaning assigned thereto in paragraph IV.(D)1.

                  "M&A Cash Component Interest Accrual Period" shall have the meaning assigned thereto in paragraph IV.(D)1.

                  "M&A Sale Component" shall have the meaning assigned thereto in paragraph IV.(D)2.

                  "M&A Sale Component Interest Accrual Period" shall have the meaning assigned thereto in paragraph IV.(D)2.

                  "Market Disruption Event" with respect to an Index Security means any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading of such Index Security has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such Index Security is traded or, in the case of an Index Security not listed or quoted in the United States, on the primary exchange, trading system or market for such Index Security. Limitations on trading during significant market fluctuations imposed pursuant to NYSE Rule 80B or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope or as a replacement for Rule 80B, may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for an Index Security traded on a bulletin board means a suspension, absence or material limitation of trading of such Index Security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to such Index Security, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which options contracts related to such Index Security are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of such Index Security or in respect of options contracts related to such Index Security, in each case traded on any major U.S. exchange or trading system or in the case of Index Securities of a non-U.S. issuer, the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an option contract on an Index Security by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts shall constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market shall include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but shall not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)     "Trading systems" include bulletin board services.

                  "Multiplier" shall have the meaning assigned thereto in paragraph 4.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Official W.M. Reuters Spot Closing Rates" shall mean the closing spot rates published on Reuters page "WMRA" relevant for such Index Security.

                  "Payment Amount" shall have the meaning assigned thereto in paragraph 2.

                  "PV Extraordinary Cash Component" shall have the meaning assigned thereto in paragraph 4(h)(1).

                  "Stated Maturity" shall mean July 3, 2001, or (i) if July 3, 2001 is not a Business Day, the next Business Day and (ii) if a Market Disruption Event occurs on the Valuation Date, on the fifth Business Day after the date that an affiliate of the Company completes the sale of the Index Security with respect to which such Market Disruption Event occurred to hedge the Company's obligations under the Securities.

                  "Trading Day" shall mean a day on which trading generally is conducted on the NYSE, AMEX and NASDAQ Stock Market, Inc. and in the over-the-counter market for equity securities as determined by the Calculation Agent.

                  "Valuation Date" shall mean June 28, 2001 or if June 28, 2001 is not a Business Day, the next succeeding Business Day.

                                                                   EXHIBIT 4.02

                          LEHMAN BROTHERS HOLDINGS INC.

     10 Uncommon Values(R)Index Structured Equity Securities Notes Due 2001


Number R-1                                  $9,150,000
                                            CUSIP 524908CQ1

See Reverse for Certain Definitions

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE
DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO LEHMAN BROTHERS HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  LEHMAN BROTHERS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, on the Stated Maturity, in such coin or currency of the United States of America at the time of payment shall be legal tender for the payment of public and private debts, for each $1,000 principal amount of the Securities represented hereby, an amount equal to the lesser of
(a) $1,133 and (b) the Alternative Redemption Amount (the "Payment Amount").

                  Any amount payable hereon will be paid only upon presentation and surrender of this Security.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          "10 Uncommon Values" is a registered trademark of Lehman Brothers Inc.

                  This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, LEHMAN BROTHERS HOLDINGS INC. has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.


Dated:   September 20, 2000                      LEHMAN BROTHERS HOLDINGS INC.



                                            By:      /s/ Barrett S.DiPaolo
                                           -------------------------------------
                                                 Name:  Barrett S. DiPaolo
                                                 Title:  Vice President
[SEAL]


                                           Attest:    /s/ Madeline Shapiro
                                           ------------------------------------
                                                 Name: Madeleine Shapiro
                                                 Title: Assistant Secretary



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



Dated: September 20, 2000

CITIBANK, N.A.
  as Trustee



By:  ___________________________
         Authorized Signatory

                              [Reverse of Security]

                  This Security is one of a duly authorized series of Securities of the Company designated as 10 Uncommon Values(R) Index Structured Equity Securities Notes Due 2001 (herein called the "Securities"). This series of
Securities is one of an indefinite number of series of debt securities of the Company, issued and to be issued under an indenture, dated as of September 1, 1987, as amended (herein called the "Indenture"), duly executed and delivered by the Company and Citibank N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities.

                  The Index Level used to calculate the Alternative Redemption Amount shall be determined by the Calculation Agent.

                  All percentages resulting from any calculation with respect to the Securities will be rounded at the Calculation Agent's discretion.

                  The Trustee shall fully rely on the determination by the Calculation Agent of the Payment Amount and shall have no duty to make any such determination.

                  This Security is not subject to any sinking fund and is not redeemable prior to its Stated Maturity.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the amounts payable on all of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The amount payable to the Holder hereof upon any acceleration permitted under the Indenture will be equal to the Maturity Payment Amount calculated as though the date of acceleration was the Stated Maturity and the date three Business Days prior thereto was the Valuation Date.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of each series of Securities at the time Outstanding to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable on redemption, or make the principal thereof, or premium, if any, or interest therein payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Security so affected, or (ii) change the place of payment on any Security, or impair the right to institute suit for payment on any Security, or reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security so affected. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of interest, if any or the principal of, or premium if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal amount with respect to this Security.

                  The Securities are issuable in denominations of $100,000 and whole multiples of $1,000 in excess of $100,000.

                  The Company, the Trustee, and any agent of the Company or of the Trustee may deem and treat the registered holder (the "Holder") hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Security.

                  No recourse for the payment of the principal of, premium, if any, or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  The Company intends to treat, and by purchasing this Security, the holder agrees to treat, for all tax purposes, this Security as a financial contract for cash settlement, rather than as a debt instrument.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or agency in a Place of Payment for this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series or of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Set forth below are definitions of some of the terms used in this Security.

                  "Alternative Redemption Amount" shall mean, for each $1,000 principal amount of the Securities represented hereby, the amount of (a) $133, plus (b) the product of (x) $1,000 and (y) the Index Level of the 10 Uncommon Values Index on the Valuation Date, subject to the provisions of clause (iv) of the definition of "Closing Price", divided by 90.

                  "AMEX" shall mean the American Stock Exchange.

                  "Average Execution Price" for a security or other property shall mean the average execution price that an affiliate of the Company receives or pays for such security or property, as the case may be, to hedge the Company's obligations under the Securities.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which either the NYSE or the AMEX is not open for securities trading or commercial banks in New York City are authorized or required by law or executive order to remain closed.

                  "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Index Level and the Payment Amount. The initial Calculation Agent is Lehman Brothers Inc.
 .
                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing Price," means the following, determined by the Calculation Agent based on information reasonably available to it:

                  (i) If the Index Security is listed on a United States national securities exchange, trading system or is a NASDAQ Stock Market, Inc. security, the last reported sale price at the Close of Trading, regular way, on such day, on the primary securities exchange or trading system registered under the Securities Exchange Act of 1934 on which such Index Security is listed or admitted to trading or NASDAQ Stock Market, Inc., as the case may be.

                  (ii) If the Index Security is listed on a non-United States securities exchange, trading system (other than a bulletin board) or market, the last reported sale price at the Close of Trading, regular way, on such day, on the primary exchange, trading system or market on which such Index Security is listed or admitted to trading, as the case may be. The Closing Price will then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

                  (iii) If the Index Security is not listed on a national securities exchange or trading system or is not a NASDAQ Stock Market, Inc. security, and is listed or traded on a bulletin board, the average execution price that an affiliate of the Company receives upon the sale of such Index Security used to hedge the Company's obligations for this Security. If such Index Security is listed or traded on a non-United States bulletin board, the Closing Price will then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

                  (iv) If a Market Disruption Event has occurred for an Index Security on a day on which the Closing Price for such Index Security is to be calculated, the Closing Price for such Index Security shall initially be determined using the Closing Price for such Index Security on the next preceding Trading Day on which a Market Disruption Event did not occur. Once the Market Disruption Event has ceased, the Closing Price of such Index Security shall then be adjusted to equal the Average Execution Price of the Index Security.

                  "Index Level", when used with respect to the Valuation Date shall equal the sum of (a) the sum of the products of the Closing Prices and the applicable Multipliers for each Index Security for which a Market Disruption Event does not occur on the Valuation Date, (b) if a Market Disruption Event occurs for an Index Security on the Valuation Date, the product of the Closing Price for such Index Security and the Multiplier for such Index Security and (c) any Cash included in the 10 Uncommon Values Index on the Valuation Date.

                  "Index Securities" shall mean the securities included in the 10 Uncommon Values Index from time to time.

                  "Market Disruption Event" with respect to an Index Security means any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading of such Index Security has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such Index Security is traded or, in the case of an Index Security not listed or quoted in the United States, on the primary exchange, trading system or market for such Index Security. Limitations on trading during significant market fluctuations imposed pursuant to NYSE Rule 80B or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope or as a replacement for Rule 80B, may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for an Index Security traded on a bulletin board means a suspension, absence or material limitation of trading of such Index Security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to such Index Security, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which options contracts related to such Index Security are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of such Index Security or in respect of options contracts related to such Index Security, in each case traded on any major U.S. exchange or trading system or in the case of Index Securities of a non-U.S. issuer, the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an option contract on an Index Security by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts will constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market will include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but will not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)       "Trading systems" include bulletin board services.

                  "Multiplier" relating to each Index Security shall mean the number of shares (including any fractional share expressed as a decimal) of such Index Security included in the 10 Uncommon Values Index.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Official W.M. Reuters Spot Closing Rates" shall mean the closing spot rates published on Reuters page "WMRA" relevant for such Index Security.

                  "Stated Maturity" shall mean July 3, 2001, or (i) if July 3, 2001 is not a Business Day, the next Business Day and (ii) if a Market Disruption Event occurs on the Valuation Date, on the fifth Business Day after the date that an affiliate of the Company completes the sale of the Index Security with respect to which such Market Disruption Event occurred to hedge the Company's obligations under the Securities.

                  "Trading Day" shall mean a day on which trading generally is conducted on the NYSE, AMEX and NASDAQ NMS and in the over-the-counter market for equity securities as determined by the Calculation Agent.

                  "Valuation Date" shall mean June 28, 2001 or, if June 28, 2001 is not a Business Day, the next succeeding Business Day.

                  "10 Uncommon Values Index" shall mean the group of common stocks (or the depositary receipts representing such common stocks) of 10 corporations, selected on June 29, 2000 by the Investment Policy Committee of Lehman Brothers Inc. with the assistance of its Equity Research Department, as adjusted by certain extraordinary corporate events involving the issuers of the Index Securities.

                  All terms used but not defined in this Security are used herein as defined in the Indenture.

                     --------------------------------

                  The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -as tenants in common    UNIF GIFT MIN ACT - ________ Custodian ________
                                                     (Cust)              (Minor)
TEN ENT -as tenants by the entireties         under Uniform Gifts to Minors
JT TEN  -as joint tenants with right of       Act _________________________
         survivorship and not as tenants                  (State)
         in common

       Additional  abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



(Name and Address of Assignee, including zip code, must be printed or typewritten.)


the within Security, and all rights thereunder, hereby irrevocably constituting and appointing to transfer the said Security on the books of the Company, with full power of substitution in the premises.

         Dated:


         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:



THE  SIGNATURE(S)  SHOULD BE  GUARANTEED  BY AN ELIGIBLE  GUARANTOR  INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.